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                                    EXHIBIT 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: March 26, 2003

MALTA PARTNERS II, L.P.                MALTA HEDGE FUND II, L.P.

By: SOAM Holdings, LLC,                By: SOAM Holdings, LLC,
    the sole general partner               the sole general partner

By: /s/ Terry Maltese                  By: /s/ Terry Maltese
    -------------------------------        ------------------------------
        Terry Maltese                          Terry Maltese
        President                              President

MALTA OFFSHORE, LTD.                   SANDLER O'NEILL ASSET
                                       MANAGEMENT LLC
By:      Sandler O'Neill Asset
         Management LLC

By:   /s/ Terry Maltese                By: /s/ Terry Maltese
    -------------------------------        ------------------------------
          Terry Maltese                        Terry Maltese
          President                            President

SOAM HOLDINGS, LLC                     TERRY MALTESE

By: /s/ Terry Maltese                      /s/ Terry Maltese
    -------------------------------        ------------------------------
        Terry Maltese                          Terry Maltese
        President

MALTA HEDGE FUND, L.P.

By: SOAM Holdings, LLC,
    the sole general partner

By: /s/ Terry Maltese
    -------------------------------
        Terry Maltese
        President


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